Borrowed Funds	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Borrowed Funds [Text Block]

Note 10 Borrowed Funds

The following shows the carrying value of total borrowed funds of $52.7 billion at December 31, 2016 (including adjustments related to purchase accounting, accounting hedges and unamortized original issuance discounts) by remaining contractual maturity:

Table 68: Borrowed Funds

In billions
2017	$14.4
2018	$12.2
2019	$10.3
2020	$4.6
2021	$2.2
2022 and thereafter	$9.0

The following table presents the contractual rates and maturity dates of our FHLB borrowings, senior debt and subordinated debt as of December 31, 2016 and the carrying values as of December 31, 2016 and 2015.
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Table 69: FHLB Borrowings, Senior Debt and Subordinated Debt

	Stated Rate	Maturity	Carrying Value
In millions	2016	2016	2016	2015
Parent Company
Senior debt	2.85%-6.70%	2019-2022	$3,960	$5,265
Subordinated debt	3.90%-6.88%	2017-2024	2,038	2,061
Junior subordinated debt	1.50%	2028	205	205
Subtotal			6,203	7,531
Bank
FHLB (a)	zero-6.50%	2017-2030	17,549	20,108
Senior debt	0.45%-3.30%	2017-2043	19,012	16,033
Subordinated debt	1.32%-6.88%	2017-2025	5,766	6,290
Subtotal			42,327	42,431
Total			$48,530	$49,962
(a)	FHLB borrowings are generally collateralized by residential mortgage loans, other mortgage-related loans and commercial mortgage-backed securities.

In Table 69, the carrying values for Parent Company senior and subordinated debt include basis adjustments of $118 million and $42 million, respectively, whereas Bank senior and subordinated debt include basis adjustments of $(75) million and $67 million, respectively, related to fair value accounting hedges as of December 31, 2016.

Also included in borrowed funds are repurchase agreements. Additionally, certain borrowings are reported at fair value. Refer to Note 6 Fair Value for more information on those borrowings.

Junior Subordinated Debentures

PNC Capital Trust C, a wholly-owned finance subsidiary of PNC, owns junior subordinated debentures issued by PNC with a carrying value of $205 million. In June 1998, PNC Capital Trust C issued $200 million of trust preferred securities which bear interest at an annual rate of 3 month LIBOR plus 57 basis points. The trust preferred securities are currently redeemable by PNC Capital Trust C at par. In accordance with GAAP, the financial statements of the Trust are not included in our consolidated financial statements.

The obligations of PNC, as the parent of the Trust, when taken collectively, are the equivalent of a full and unconditional guarantee of the obligations of the Trust under the terms of the trust preferred securities. Such guarantee is subordinate in right of payment in the same manner as other junior subordinated debt. There are certain restrictions on our overall ability to obtain funds from our subsidiaries. For additional disclosure on these funding restrictions, see Note 18 Regulatory Matters. PNC and PNC Bank are also subject to restrictions on dividends and other provisions potentially imposed by the REIT preferred securities, including under the Exchange Agreement with PNC Preferred Funding Trust II, as described in Note 15 Equity.

We are subject to certain restrictions, including restrictions on dividend payments, in connection with the outstanding junior subordinated debentures. Generally, if there is (i) an event of default under the debenture, (ii) we elect to defer interest on the debenture, (iii) we exercise our right to defer payments on the related trust preferred securities, or (iv) there is a default under our guarantee of such payment obligations, then we would be subject during the period of such default or deferral to restrictions on dividends and other provisions protecting the status of the debenture holders similar to or in some ways more restrictive than those potentially imposed under the Exchange Agreement with PNC Preferred Funding Trust II, as described in Note 15 Equity.